UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): March 16, 2010

NANOPHASE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure	3
Item 9.01. Financial Statements and Exhibits	3
Signature(s)
Exhibit 99.1 Press Release dated March 19, 2010

Items to be Included in this Report

Item 7.01	Regulation FD Disclosure

On March 16, 2010, Nanophase Technologies Corporation (the “Company”) CEO, Jess Jankowski, presented at the Congressional Nanotechnology Caucus in Washington, DC. The caucus was chaired by Oregon Senator Ron Wyden. Jankowski, a member of the NanoBusiness Alliance Advisory Board, was participating in the NanoBusiness Washington DC Roundtable.

On March 19, 2010, the Company issued a press release announcing its’ year end 2009 conference call scheduled for March 25, 2010, at 4:00 p.m. CDT, 5:00 p.m. EDT.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

99.1	Press Release dated March 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: March 22, 2010	By:	/S/ FRANK CESARIO
FRANK CESARIO
Chief Financial Officer